                                                                   EXHIBIT 10.27



















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                           SECOND AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

                                 BY AND BETWEEN

                              SEGUE SOFTWARE, INC.

                                       AND

                                  THE INVESTORS

                                AS DEFINED HEREIN


                          DATED AS OF NOVEMBER 24, 2003


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

                           SECOND AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


     THIS SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") is dated as of November 24, 2003, by and among Segue Software, Inc., a Delaware corporation (the "Company"), S-7 Associates, LLC (the "Series B Investor"), Dr. Howard L. Morgan ("Morgan") and Isaac J. Mayer ("Mayer" and, together with Morgan, the "Additional Investors"). The Additional Investors and the Series B Investor are collectively referred to herein as the "Investors".

     WHEREAS, the Company and the Series B Investor entered into a registration rights agreement (the "Original Agreement"), dated as of March 22, 2002, in connection with the Series B Investor's purchase of 666,667 shares of Series B Preferred Stock of the Company for an aggregate purchase price of $2,000,000;

     WHEREAS, the Company, the Series B Investor and Morgan entered into an amended and restated registration rights agreement, dated as of October 21, 2003, amending and restating the Original Agreement (the "First Amended and Restated Agreement"), in connection with the Series B Investor's and Morgan's purchase of 166,667 shares of Series C Preferred Stock of the Company for an aggregate purchase price of $500,001;

     WHEREAS, the Company and Mayer are simultaneously entering into a certain Series C Stock Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), whereby Mayer has agreed to purchase securities from the Company for an aggregate purchase price of $1,000,000;

     WHEREAS, the Company, the Series B Investor and Morgan desire to amend and restate the First Amended and Restated Agreement in connection with the transactions contemplated by the Purchase Agreement; and

     WHEREAS, the execution of this Agreement is a condition precedent to the purchase by Mayer of the securities under the Purchase Agreement;

     NOW, THEREFORE, in consideration of the premises, as an inducement to Mayer to consummate the transactions contemplated by the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Series B Investor and Morgan hereby amend and restate the First Amended and Restated Agreement in its entirety and the Investors and the Company agree with each other as follows:

     1.   CERTAIN DEFINITIONS.
          -------------------

     As used in this Agreement, the following terms shall have the following respective meanings:

     "Commission" means the United States Securities and Exchange Commission, or any other federal agency administering the Securities Act and the Exchange Act at the time.

     "Common Stock" means the Common Stock and any other common equity securities issued by the Company, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Person" means an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated organization, a limited liability company or partnership, a government and any agency or political subdivision thereof.

     "Registrable Securities" means (i) any shares of Common Stock issued or issuable upon conversion of the Company's Series C Preferred Stock or Series B Preferred Stock, and (ii) any other securities issued and issuable with respect to the shares described in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, that any such shares shall cease to be Registrable Securities when (i) such Registrable Securities have been disposed of by the holder thereof pursuant to an effective registration statement under the Securities Act, (ii) such Registrable Securities are transferred by the holder thereof to any Person pursuant to Rule 144 (or any successor rule or similar provision then in effect) under the Securities Act, including a sale pursuant to the provisions of Rule 144(k), or (iii) such Securities shall have ceased to be outstanding.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     All other capitalized terms not defined herein shall have the meaning set forth in the Purchase Agreement unless otherwise indicated.

     2.   DEMAND REGISTRATION ON FORM S-3.

          (a) At any time after the date hereof and prior to the fifth anniversary of the date hereof, the holders of at least fifty percent (50%) of the Registrable Securities may notify the Company that they intend to offer or cause to be offered for public sale all or any portion of their Registrable Securities in the manner specified in such request. Upon receipt of such request, the Company shall promptly deliver notice of such request to all holders of Registrable Securities, who shall then have thirty (30) days to notify the Company in writing of their desire to be included in such registration. If the request for registration contemplates an underwritten public offering, the Company shall state such in the written notice and in such event the right of any Person to participate in such registration shall be conditioned upon such Person's participation in such underwritten public offering and the inclusion of such Person's Registrable Securities in the underwritten public offering to the extent provided herein. The Company will use its reasonable efforts to effect the registration on Form S-3 (or a comparable successor form) of all Registrable Securities whose holders request participation in such registration under the Securities Act, but only to the extent provided for in this Agreement. The Company shall not be required to effect registration pursuant to a request under this Section 2 more than one time. Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to file a registration statement under this Section 2: (a) if Form S-3 is not then available for the proposed offering; (b) within ninety (90) days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Registrable Securities shall have been entitled to join pursuant to Section 4; or (c) during a Suspension Period (as defined in Section 8(a)). A registration will not count as a requested registration under this section 2(a) unless and until the registration statement relating to such registration has been declared effective by the Commission.

          (b) If a requested registration involves an underwritten public offering and the managing underwriter of such offering determines in good faith that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter; provided, that the shares to be excluded shall be determined in the following order of priority: (i) persons not having any contractual or other right to include such securities in the registration statement, (ii) securities held by any other Persons (other than the holders of Registrable Securities) having a contractual, incidental "piggyback" right to include such securities in the registration statement, (iii) securities to be registered by the Company pursuant to such registration statement, (iv) Registrable Securities of holders who did not make the original request for registration and, if necessary, (v) Registrable Securities of holders who requested such registration pursuant to Section 2(a). If there is a reduction of the number of Registrable Securities pursuant to clauses (iv) or (v), such reduction shall be made on a pro rata basis (based upon the aggregate number of Registrable Securities held by such holders).

          (c) With respect to a request for registration pursuant to Section 2(a) which is for an underwritten public offering, the managing underwriter shall be chosen by the holders of a majority of the Registrable Securities to be sold in such offering (which approval will not be unreasonably withheld or delayed). The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable) to become effective within ninety (90) days following the effective date of any registration required pursuant to this Section 2.

     3.   PIGGYBACK REGISTRATION.
          ----------------------

     If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice at the applicable address of record to each holder of Registrable Securities of its intention to do so. Upon the written request of any of such holders, given within twenty (20) days after receipt by such Person of such notice, the Company will, subject to the limits contained in this Section 3, use its reasonable efforts to cause all such Registrable Securities of said requesting holders to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent required to permit such sale or other disposition of said Registrable Securities; provided, however, that if the Company is advised in writing by any managing underwriter of the Company's securities being offered in a public offering pursuant to such registration statement that the amount to be sold by persons other than the Company (collectively, "Selling Stockholders") is greater than the amount which can be offered without adversely affecting the offering, the Company may reduce the amount offered for the accounts of Selling Stockholders (including such holders of Registrable Securities) to a number deemed satisfactory by such managing underwriter; and provided further, that any shares to be excluded shall be determined in the following order of priority: (i) securities held by any Persons not having any such contractual, incidental registration rights, (ii) securities held by any Persons having contractual, incidental registration rights pursuant to an agreement which is not this Agreement and (iii) the Registrable Securities sought to be included by the holders thereof as determined on a pro rata basis (based upon the aggregate number of Registrable Securities held by such holders).

     4.   REGISTRATION PROCEDURES.

     If and whenever the Company is required by the provisions of this Agreement to use its reasonable efforts to promptly effect the registration of any of its securities under the Securities Act, the Company will:

          (a) use its reasonable efforts to prepare and file with the Commission a registration statement on the appropriate form under the Securities Act with respect to such securities, which form shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its reasonable efforts to cause such registration statement to become and remain effective for 90 days or until the completion of the proposed offering, whichever is earlier; provided, that such 90-day period shall be extended for a period of time equal to the period the selling holders refrain from selling Registrable Securities pursuant to Section 8.

          (b) use its reasonable best efforts to prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period as specified in Section 4(b) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Agreement;

          (c) furnish to each selling holder and the underwriters, if any, such number of copies of such registration statement, any amendments thereto, any documents incorporated by reference therein, the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such selling holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such selling holder;

          (d) use its reasonable efforts to register or qualify the securities covered by such registration statement under such other securities or state blue sky laws of such jurisdictions as each selling holder shall request, and to do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such selling holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such selling holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (e) within a reasonable time before the filing of the registration statement or prospectus or amendments or supplements thereto with the Commission, furnish to counsel selected by the holders of Registrable Securities copies of such documents proposed to be filed;

          (f) promptly notify each selling holder of Registrable Securities, such selling holder's counsel and any underwriter of the happening of any event which makes any statement made in the registration statement or related prospectus untrue or which requires the making of any changes in such registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; and, subject to Section 8, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (g) use its reasonable efforts to prevent the issuance of any order suspending the effectiveness of the registration statement, and if one is issued use its reasonable efforts to obtain the withdrawal of any such order;

          (h) if requested by the managing underwriter or underwriters (if any), any selling holder, or such selling holder's counsel, promptly incorporate in a prospectus supplement or post-effective amendment such information as such Person requests to be included therein with respect to the securities being sold by such selling holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

          (i) make available to each selling holder, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent or representative retained by any such selling holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement;

          (j) enter into any reasonable underwriting agreement required by the proposed underwriter(s) for the selling holders, if any;

          (k) cause the securities covered by such registration statement to be listed on the securities exchange or quoted on the quotation system on which the Common Stock of the Company is then listed or quoted; and

          (l) during the period when the prospectus is required to be delivered under the Securities Act, file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act.

     5.   EXPENSES.
          --------

     All expenses incurred by the Company or the holders of Registrable Securities in effecting the registrations provided for in Sections 2 and 3, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, and one counsel for the holders participating in such registration as a group (selected by a majority in interest of the holders of Registrable Securities who participate in the registration), underwriting expenses (other than fees, commissions or discounts), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions (all of such expenses referred to as "Registration Expenses"), shall be paid by the Company.

     6.   INDEMNIFICATION.
          ---------------

          (a) The Company shall indemnify and hold harmless each selling holder of Registrable Securities, each underwriter (as defined in the Securities Act), and directors, officers, employees and agents of any of them, and each other Person who participates in the offering of such securities and each other Person, if any, who controls (within the meaning of the Securities Act) such seller, underwriter or participating Person (individually and collectively, the "Indemnified Person") against any losses, claims, damages, expenses or liabilities (collectively, the "liability"), joint or several, to which such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act, any state securities or "blue sky" laws or any sale or regulation thereunder in connection with such registration. Except as otherwise provided in Section 6(d), the Company shall reimburse each such Indemnified Person in connection with investigating or defending any such liability; provided, however, that the Company shall not be liable to any Indemnified Person in any such case to the extent that any such liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such Person specifically for use therein; and provided further, that the Company shall not be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act regardless of any investigation made by or on behalf of such Indemnified Person and shall survive transfer of such securities by such seller.

          (b) Each holder of any securities included in such registration being effected shall indemnify and hold harmless each other selling holder of any securities, the Company, its directors and officers, each underwriter and each other Person, if any, who controls (within the meaning of the Securities Act) the Company or such underwriter (individually and collectively also the "Indemnified Person"), against any liability, joint or several, to which any such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such selling holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission by such selling holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such selling holder specifically for use therein. Such selling holder shall reimburse any Indemnified Person for any legal fees incurred in investigating or defending any such liability; provided, however, that in no event shall the liability of any holder for indemnification under this Section 6 in its capacity as a seller of Registrable Securities exceed the lesser of (i) that proportion of the total of such losses, claims, damages, expenses or liabilities indemnified against equal to the proportion of the total securities sold under such registration statement which are being sold by such holder, or (ii) an amount equal to the proceeds to such holder of the securities sold in any such registration; and provided further, however, that no selling holder shall be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act.

          (c) In the event the Company, any selling holder or other Person receives a complaint, claim or other notice of any liability or action, giving rise to a claim for indemnification under Sections 6(a) or (b) above, the Person claiming indemnification under such paragraphs shall promptly notify the Person against whom indemnification is sought of such complaint, notice, claim or action, and such indemnifying Person shall have the right to investigate and defend any such loss, claim, damage, liability or action.

          (d) If the indemnification provided for in this Section 6 for any reason is held by a court of competent jurisdiction to be unavailable to an Indemnified Person in respect of any liability referred to therein, then each indemnifying party under this Section 6, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the selling holders and the underwriters from the offering of Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the selling holders and the underwriters in connection with the statements or omissions which resulted in such liability, as well as any other relevant equitable considerations. The relative benefits received by the Company, the selling holders and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the selling holders and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the securities. The relative fault of the Company, the selling holders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the selling holders, or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, each selling holder and the underwriters agree that it would not be just and equitable if contribution to this Section 6 were determined by pro rata or per capita allocation or by any other method of allocation which does not take account the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a selling holder be required to contribute under this Section 6(d) in excess of the lesser of (i) that proportion of the total of such liability indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement which are being sold by such holder or (ii) the net proceeds received by such holder from its sale of Registrable Securities under such registration statement. No Person found guilty of fraudulent representation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

          (e) The amount paid by an indemnifying party or payable to an Indemnified Person as a result of the losses, claims, damages, expenses and liabilities referred to in this Section 6 shall be deemed to include, subject to limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, payable as the same are incurred. The indemnification and contribution provided for in this Section 6 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified parties or any other officer, director, employee, agent or controlling person of the indemnified parties. No indemnifying party, in the defense of any such claim or litigation, shall enter into a consent or entry of any judgment or enter into a settlement without the consent of the Indemnified Person, which consent will not be unreasonably withheld or delayed.

     7.   AMENDMENTS.
          ----------

     The provisions of this Agreement may be amended, and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of at least a majority of the Registrable Securities. For the purposes of this Agreement and all agreements executed pursuant hereto, no course of dealing between or among any of the parties hereto and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof and thereof.

     8.   SUSPENSION PERIOD.
          -----------------

          (a) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to use reasonable efforts to cause a registration statement to be made or to become effective or to amend or supplement a registration statement shall be suspended during any period in which a transaction or occurrence (a "Suspension Event") would require additional disclosure of material information by the Company in the registration statement (such period being hereinafter referred to as a "Suspension Period") that would make it inadvisable to cause the registration statement to be made or to become effective or to amend or supplement the registration statement, but in no event will the Suspension Period exceed ninety (90) days. In the event any holder of Registrable Securities requests registration during a Suspension Event, the Company shall notify the Holder of the existence of such Suspension Event.

          (b) Following the effectiveness of a Company registration statement, the holders of Registrable Securities agree that they will not effect any sales of the Registrable Securities pursuant to the registration statement at any time after they have received notice from the Company to suspend sales (i) as a result of and during a Suspension Period or (ii) for a reasonable time so that the Company may correct or update the registration statement pursuant to Section 4(f). The holders of Registrable Securities may recommence effecting sales of the Registrable Securities pursuant to the registration statement following further notice to such effect from the Company.

     9.   MARKET STAND-OFF.
          ----------------

     Each holder of Registrable Securities agrees if requested by the Company and an underwriter in connection with any public offering of the Company, not to directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any shares held by it for such period, not to exceed ninety (90) days following the effective date of the relevant registration statement, as may be specified by the Company or such underwriter.

     10.  TRANSFERABILITY OF REGISTRATION RIGHTS.
          --------------------------------------

     The registration rights set forth in this Agreement are transferable to each transferee of Registrable Securities; provided, that each subsequent holder of Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement.

     11.  GRANT OF ADDITIONAL REGISTRATION RIGHTS.
          ---------------------------------------

     Other than permitted transferees of Registrable Securities under Section 10, the Company shall not, without the prior written consent of holders of at least a majority of the Registrable Securities, (a) allow purchasers of the Company's securities to become a party to this Agreement or (b) grant any other registration rights other than any incidental or so called piggyback registration rights to any third parties that are not inconsistent with the terms of this Agreement.

     12.  MISCELLANEOUS.
          -------------

          (a) Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed (by first class registered or certified mail, postage prepaid), telegraphed, sent by express overnight courier service or electronic facsimile transmission (with a copy by mail), or delivered to the applicable party at the addresses indicated in the Purchase Agreement or, in the case of a transferee holder, at the address of such holder as set forth in the books of the Company or at such other address as shall be designated by such Person in a written notice to other parties complying as to delivery with the terms of this subsection (a). All such notices, requests, demands and other communications shall, when mailed, telegraphed or sent, respectively, be effective (i) two days after being deposited in the mail, (ii) one day after being delivered to the telegraph company or deposited with the express overnight courier service or (iii) upon receipt, if sent by electronic facsimile transmission.

          (b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws principles thereof.

          (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (d) Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

          (e) Integration. This Agreement, including the exhibits, documents and instruments referred to herein or therein, constitutes the entire agreement among the parties with respect to the subject matter.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amended and Restated Registration Rights Agreement to be duly executed as of the date first set forth above.


                                      COMPANY:


                                      SEGUE SOFTWARE, INC.


                                      By:
                                          -------------------------------------
                                          Joseph Krivickas
                                          President and Chief Executive Officer



                                      INVESTOR:


                                      S-7 ASSOCIATES, LLC


                                      By:
                                          -------------------------------------
                                          James H. Simons
                                          Managing Member





                                      -----------------------------------------
                                      Name: Dr. Howard L. Morgan





                                      -----------------------------------------
                                      Name: Isaac J. Mayer